Exhibit 10.76

AMENDMENT NO. 1 TO SECURITY AGREEMENT, PLEDGE AGREEMENT,

PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT AND

REGULATED SUBSTANCES CERTIFICATE AND INDEMNITY AGREEMENT

THIS AMENDMENT NO. 1, dated as of August 8, 2005, to (a) SECURITY AGREEMENT, dated as of June 30, 2004 (the “Security Agreement”), among Wilmington Trust Company, not in its individual capacity but solely as corporate trustee (the “Corporate Trustee”), CONSOL Energy Inc, (the “Borrower”), and certain subsidiaries of the Borrower listed on the signature pages hereof (together with the Borrower, collectively the “Loan Parties”); (b) PLEDGE AGREEMENT, dated as of June 30, 2004 (the “Pledge Agreement”), among the Corporate Trustee, the Borrower, and the other Loan Parties; (c) PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT, dated as of June 30, 2004 (the “IP Security Agreement”), among the Corporate Trustee, the Borrower, and the other Loan Parties; and (d) REGULATED SUBSTANCES CERTIFICATE AND INDEMNITY AGREEMENT, dated as of June 30, 2004 (the “Indemnity Agreement”), among the Corporate Trustee, David A. Vanaskey, an individual, not in his individual capacity but solely as individual trustee (the “Individual Trustee”; the Corporate Trustee and the Individual Trustee are each, individually, a “Collateral Trustee” and collectively, the “Collateral Trustees”), the Borrower, and the other Loan Parties.

WITNESSETH

WHEREAS, pursuant to Section 8.2.7 of the Amended and Restated Credit Agreement, dated as of April 1, 2005 (the “Credit Agreement”), by and among Borrower, each of the Guarantors (as defined therein), PNC Bank, National Association and Citicorp North America, Inc., as co-administrative agents, and the banks or other financial institutions from time to time parties thereto, certain assets of the Loan Parties are being disposed of pursuant to a Permitted Gas Properties Transaction (as defined in the Credit Agreement);

WHEREAS, pursuant to Section 10.20 of the Credit Agreement and Section 7.1(a) of the Collateral Trust Agreement, dated as of June 30, 2004, as amended (the “Collateral Trust Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Collateral Trust Agreement), among the Corporate Trustee and the Individual Trustee, as trustees for the Secured Parties (as defined therein), the Borrower and certain Subsidiaries of the Borrower, which Collateral Trust Agreement is being amended contemporaneously herewith, the Borrower, in connection with such Permitted Gas Properties Transaction, has requested that the Security Agreement, the Pledge Agreement, the IP Security Agreement and the Indemnity Agreement (collectively, the “Agreements”) be amended to release the entities listed on Exhibit A hereto (the “Released Parties”) from all obligations under the Agreements; and

WHEREAS, the Loan Parties listed on Exhibit B (collectively, the “Merged Parties”) have been merged into other Loan Parties;

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The recitals set forth above are hereby incorporated herein by reference.

2. Release. The Released Parties, as of the date hereof, are hereby released from all obligations under the Agreements. Each of the Loan Parties not released hereby and the Collateral Trustees consents to the release of the Released Parties from all obligations under the Agreements and further acknowledges and agrees that, as of the date hereof, the Released Parties are no longer Loan Parties for the purposes of the Agreements.

3. Amendments to Loan Documents.

(a) Security Agreement.

(i) The defined terms “Debtor” and “Debtors” in the Security Agreement are hereby amended to exclude the Released Parties and the Merged Parties.

(ii) The proviso of Section 1(b) of the Security Agreement is hereby amended in its entirety as follows:

“provided, that, notwithstanding any of the foregoing, “Collateral” shall not include (i) Excluded Properties, (ii) Pledged Collateral pledged under the Pledge Agreement, (iii) Intellectual Property Collateral, security interests in which are granted under the Patent, Trademark and Copyright Assignment, (iv) Vessels (as defined in the Ship Mortgages), securities interests in which are granted under the Ship Mortgages, (v) pursuant to Section 8.1.16 of the Credit Agreement, any assets or stock acquired in a Permitted Acquisition and to the extent and only as long as encumbered by a Lien permitted by clauses (xiii) or (xv) of the definition of Permitted Liens or (vi) any assets described on Schedule 8.1.16 to the Credit Agreement”

(iii) Schedule A to the Security Agreement is hereby deleted in its entirety and replaced with Exhibit C hereto.

(b) Pledge Agreement.

(i) The defined terms “Pledgor” and “Pledgors” in the Pledge Agreement are hereby amended to exclude the Released Parties and the Merged Parties.

(ii) The proviso of Section 1(b) of the Pledge Agreement is hereby amended in its entirety as follows;

“provided, however, that pursuant to Section 8.1.16 of the Credit Agreement, the Pledged Collateral shall not include (I) any stock or assets acquired in a Permitted Acquisition and to the extent and only so long as encumbered by a Lien permitted by clause (xiii) or (xv) of the definition of Permitted Lien, (II) any ownership interest in an Excluded Subsidiary (other than a wholly-owned Foreign Company or any Loan Party that becomes an Excluded Subsidiary pursuant to a Permitted Gas Properties Transaction to the extent the capital stock or equity interests of such Excluded Subsidiary are required to be pledged pursuant to Section 8.1.16 of the Credit Agreement), (III) any assets described on Schedule 8.1.16 to the Credit Agreement or (IV) or any of the Pledged Collateral described in clauses (ii) and (iii) related to the foregoing.”

(iii) Schedule A to the Pledge Agreement is hereby deleted in its entirety and replaced with Exhibit D hereto.

(iv) Section 4(b) of the Pledge Agreement is hereby amended in its entirety as follows:

“The capital stock shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral have been duly authorized and validly issued to such Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable and constitute the following (i) the percentage listed on Schedule A of the issued and outstanding capital stock, member interests and partnership interests of each of the Companies which are not Foreign Companies, and (ii) the lesser of (x) sixty five percent (65%) of the issued and outstanding capital stock shares, securities, member interests and partnership interests of each of the Foreign Companies or (y) all of the issued and outstanding capital stock, member interests and partnership interests owned by any Loan Party of each Foreign Company;”.

(v) Section 4(d) of the Pledge Agreement is hereby amended in its entirety as follows:

“Other than restrictions on the sale or transfer of CNX Gas Corporation common stock or other securities beneficially owned by any Loan Party which are contained or entered into in connection with public or private underwriting/placement agreements for public or private offering of the common stock or other securities of CNX Gas Corporation, there are no restrictions upon the transfer of the Pledged Collateral and such Pledgor has the power and authority and right to transfer the Pledged Collateral owned by such Pledgor free of any encumbrances, subject to Permitted Pledged Collateral Liens, and without obtaining the consent of any other Person;”.

(vi) Section 4(j) of the Pledge Agreement is hereby amended in its entirety as follows:

“Other than as described on Schedule 6.1.18 to the Credit Agreement, no shareholder or other similar agreements, other than organizational documents are applicable to any of the Pledged Collateral and no organizational document of any Company, except CNX Gas Corporation, contains any restrictions on the rights of shareholders, members or partners other than those that normally would apply to a company organized under the laws of the jurisdiction of organization of each of the Companies.”

(vii) Section 5(a) of the Pledge Agreement is hereby amended in its entirety as follows:

“Such Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, reserve and protect the Pledged Collateral and the Collateral Trustee’s interest therein, subject to Permitted Pledged Collateral Liens and restrictions on the sale or transfer of CNX Gas Corporation common stock or other securities beneficially owned by any Loan Party which are contained or entered into in connection with public or private underwriting/placement agreements for public or private offering of the common stock or other securities of CNX Gas Corporation; such Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by such Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Collateral Trustee.”

(viii) Section 19 of the Pledge Agreement is hereby amended in its entirety as follows:

“So long as no Event of Default shall occur and be continuing, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Debt Instruments. The Pledgors shall not vote (i) to enable, or take any other action to permit, any of the Companies to issue any stock, capital stock, shares, member interests, partnership interests, other equity securities or other ownership interests of any nature of any such Company, other than stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards as well as performance awards of CNX Gas Corporation that may be made from time to time to directors, employees, and consultants of CNX Gas Corporation and its affiliates (including the Loan Parties) and overallotment options granted to underwriters or placement agents for additional shares of common stock or other securities of CNX Gas Corporation granted in connection with public or private offerings of its common stock or other securities or (ii) to enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Collateral Trustee to sell, assign or transfer any of the Pledged Collateral, other than restrictions on the sale or transfer of CNX Gas Corporation common stock or other securities beneficially owned by any Loan Party which are contained or entered into in connection with public or private underwriting/placement agreements for public or private offering of the common stock or other securities of CNX Gas Corporation.”

(c) IP Security Agreement. The defined terms “Pledgor” and “Pledgors” in the IP Security Agreement are hereby amended to exclude the Released Parties and the Merged Parties.

(d) Indemnity Agreement. The defined term “Guarantors” in the Indemnity Agreement is hereby amended to exclude the Released Parties and the Merged Parties.

4. Condition Precedent. The Loan Parties and the Collateral Trustees acknowledge that this Amendment shall not be effective until each of the Loan Parties and the Collateral

Trustees shall have executed this Amendment and the Credit Facility Agent shall have executed a Consent to this Amendment in the form attached as Exhibit E hereto.

5. Incorporation into Agreements. The terms, provisions, representations, warranties and covenants set forth herein shall be incorporated, as applicable, into the respective Agreements by this reference. All terms, provisions, representations, warranties and covenants set forth herein, as applicable, shall be a part of the respective Agreements as if originally contained therein.

6. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants contained in the Agreements shall continue in full force and effect, including without limitation, all liens and security interests securing the Borrower’s obligations under the Secured Debt.

7. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

8. Severability. If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.

9. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendments to the Agreements contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendments. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

10. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Pennsylvania applicable to contracts made and to be performed in said State.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 1 to Security Agreement, Pledge Agreement, Patent, Trademark and Security Agreement and Regulated Substances Certificate and Indemnity Agreement as of the day and year first above written with the intention that it constitute a sealed instrument.

Corporate Trustee:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Corporate Trustee

	By:	/s/ Rosemary Kennard

	Name:	Rosemary Kennard
	Title:	Assistant Vice President

Individual Trustee:	/s/ David A. Vanaskey
DAVID A. VANASKEY, not in his individual capacity, but solely as Individual Trustee

Loan Parties:	CONSOL ENERGY INC., as Borrower

	By:	/s/ William J. Lyons	(Seal)

Name:	William J. Lyons
Title:	Executive Vice President and Chief Financial Officer

CNX GAS CORPORATION

By:	/s/ Ronald E. Smith	(Seal)

Name:	Ronald E. Smith
Title:	Chief Operating Officer

CENTRAL OHIO COAL COMPANY

CHURCH STREET HOLDINGS, INC.

CONSOL FINANCIAL INC.

CONSOL OF CANADA INC.

CONSOL OF KENTUCKY INC.

CONSOL PENNSYLVANIA COAL
COMPANY

CONSOLIDATION COAL COMPANY

EIGHTY-FOUR MINING COMPANY

HELVETIA COAL COMPANY

IC COAL, INC.

ISLAND CREEK COAL COMPANY

KEYSTONE COAL MINING
CORPORATION

LAUREL RUN MINING COMPANY

LEATHERWOOD, INC.

McELROY COAL COMPANY

NEW CENTURY HOLDINGS, INC.

QUARTO MINING COMPANY

ROCHESTER & PITTSBURGH COAL
COMPANY

SOUTHERN OHIO COAL COMPANY

TWIN RIVERS TOWING COMPANY

WINDSOR COAL COMPANY

WOLFPEN KNOB DEVELOPMENT
COMPANY

By:	/s/ John M. Reilly	(Seal)
John M. Reilly, Treasurer of each Loan Party listed above on behalf of each such Loan Party

CNX LAND RESOURCES INC. MTB INC. RESERVE COAL PROPERTIES COMPANY

By:	/s/ William D. Stanhagen	(Seal)
William D. Stanhagen, President of each Loan Party listed above on behalf of each such Loan Party

CNX MARINE TERMINALS INC. CONSOL DOCKS INC. TWIN RIVERS TOWING COMPANY

By:	/s/ James J. McCaffrey	(Seal)
James J. McCaffrey, President of each Loan Party listed above on behalf of each such Loan Party

CONSOL SALES COMPANY

By:	/s/ James J. McCaffrey	(Seal)

Name:	James J. McCaffrey
Title:	Vice President

TERRA FIRMA COMPANY

By:	/s/ James A. Russell	(Seal)

Name:	James A. Russell
Title:	President

CARDINAL STATES GATHERING COMPANY

By:	CONSOLIDATION COAL COMPANY, a general partner

By:	/s/ William D. Stanhagen	(Seal)

Name:	William D. Stanhagen
Title:	Vice President

CNX GAS COMPANY LLC

By:	CONSOLIDATION COAL COMPANY, its sole member

By:	/s/ William D. Stanhagen	(Seal)

Name:	William D. Stanhagen
Title:	Vice President

CONRHEIN COAL COMPANY

By:	CONSOLIDATION COAL COMPANY, a general partner

By:	/s/ William D. Stanhagen	(Seal)

Name:	William D. Stanhagen
Title:	Vice President

CONSOL OF WV LLC

By:	/s/ Robert M. Vukas	(Seal)

Name:	Robert M. Vukas
Title:	Manager

EXHIBIT A

RELEASED PARTIES

Cardinal States Gathering Company

CNX Gas Company LLC

CNX Gas Corporation

EXHIBIT B

MERGED PARTIES

Jeffco Coal Company

The White Star Coal Co., Inc.

United Eastern Coal Sales Corporation

Greene Energy LLC